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                                                                  EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated May 31, 1994 in this Current Report on Form 8-K dated September 26, 1994 of Marshall & Ilsley Corporation.

We also consent to the incorporation by reference of such report in the following Registration Statements of Marshall & Ilsley Corporation:
Registration Statement No. 33-3415 (Form S-8) pertaining to the Marshall & Ilsley Corporation Retirement Growth Plan; Registration Statement No. 33-33153 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1989 Executive Stock Option and Restricted Stock Plan; Registration Statement No. 33-33090
(Form S-8) pertaining to the Marshall & Ilsley Corporation 1988 Restricted Stock Plan; Registration Statement No. 33-2642 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1985 Executive Stock Option and Restricted Stock Plan; Registration Statement No. 2-89605 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1983 Executive Stock Option and Restricted Stock Plan; Registration Statement No. 33-53155 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan; Registration Statement No. 33-53897 (Form S-8) pertaining to the stock option plans of Valley Bancorporation assumed by Marshall & Ilsley Corporation; Registration Statement No. 33-55317 (Form S-8) pertaining to the Marshall & Ilsley Corporation 1994 Long-Term Incentive Plan for Executives; Registration Statement No. 2-80293 (Form S-3) pertaining to shares of Marshall & Ilsley Corporation held by those persons named in such Registration Statement; Registration Statement No. 33-21377 (Form S-3) pertaining to the issuance by Marshall & Ilsley Corporation of Debt Securities; and Registration Statement No. 33-64054 (Form S-3) pertaining to the issuance by Marshall & Ilsley Corporation of Debt Securities.




                                            ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
September 23, 1994.